Exhibit 10.3

[FORM OF]
IRREVOCABLE DOCUMENTARY CREDIT APPLICATION

TO: BANK OF CHINA

CONTRACT NO.	1786644-12
IRREVOCABLE DOCUMENTARY CREDIT NO.
DATE OF EXPIRY	OCTOBER 15, 2013
EFFECTIVE LOCATION	SINGAPORE
APPLICANT NINGBO KEYUAN PLASTICS CO., LTD. QINGZHI BEILUN DISTRICT NINGBO ZHEJIANG PROVINCE CHINA
BENEFICIARY MERCURIA ENERGY TRADING PTE LTD 9 RAFFLES PLACE, 59TH FLOOR REPUBLIC PLAZA SINGAPORE 048619	ADVISIING BANK UNITED OVERSEAS BANK, SINGAPORE SWIFT: UOVBSGSG
L/C AMOUNT Quantity and Credit amount tolerance +/- 5 % USD 2,883,676.00 US DOLLARS TWO MILLION EIGHT HUNDRED AND EIGHTY THREE THOUSAND SIX HUNDRED AND SEVENTY SIX ONLY.

 (信用证种类) CREDIT AVAILABLE

☒	WITH ☒ANY BANK IN SINGAPORE ☐ ADVISING BANK BY NEGOTIATION(议付信用证)
☐	WITH ISSUING BANK BY SIGHT PAYMENT(即期付款信用证)
☐	WITH ISSUING BANK BY ACCEPTANCE(承兑信用证) AT(期限):
☐	WITH ISSUING BANK BY DEFERRED PAYMENT(延期付款信用证) AT(期限): ☐

AGAINST THE DOCUMENTS DETAILED HEREIN AND
☒  BENEFICIARY’S DRAFT FOR 100% OF INVOICE VALUE
AT (汇票付款期限):   SIGHT  ON BANK OF CHINA,  NINGBO     BRANCH,CHINA

PARTIAL SHIPMENTS(分批发运)				TRANSHIPMENT(转运)
☒	ALLOWED	☐	NOT ALLOWED	☐	ALLOWED	☒	NOT ALLOWED
PLACE OF TAKING IN CHARGE/DISPATCH FROM…/PLACE OF RECEIPT（起运地/发货地/收货点）

LOADING ON BOARD / DISPATCH / TAKING IN CHARGE AT / FROM (装运港)
TALLINN, MUUGA HARBOUR
FOR TRANSPORTATION TO(到货港)
ONE SAFE PORT / BERTH, ZHOUSHAN, CHINA
PLACE OF FINAL DESTINATION/PLACE OF DELIVERY（最终目的地/运往…/交货地点）

NOT LATER THAN(最晚装运期 年/月/日)
AUGUST 15, 2013

COVERING (货物描述):

COMMODITY: FUEL OIL

QUANTITY: 4,000.00 MT±5%
ACTUAL SETTLEMENT QUANTITY BASED ON COPY OF CERTIFICATE OF QUANTITY/WEIGHT ISSUED BY CHINA INSPECTION AND QUARANTINE AT ZHOUSHAN.

UNIT PRICE: THE UNIT PRICE SHALL BE US$720.919/MT (US DOLLARS SEVEN TWO ZERO  POINT NINE ONE NINE PER METRIC TON) FIXED AND FLAT.
TOTAL AMOUNT: USD2,883,676.00±5%

GOODS ORIGIN (产地)
QUALITY CONDITION(品质)	If fill in if necessary
PRICE TERM(价格条款)Q
☐	FOB
☐	CFR
☐	CIF
☒	Other term: DES, ONE SAFE PORT/BERTH, ZHOUSHAN,CHINA (INCOTERMS 2000)
PACKING(包装):

DOUMENTS REQUIRED: (Please choose from the following. If none is applicable, please fill in at OTHER DOCUMENTS)

DOUMENTS REQUIRED: (Please choose from the following. If none is applicable, please fill in at OTHER DOCUMENTS)
☒	MANUALLY SIGNED COMMERCIAL INVOICE IN [1]ORIGINAL(S) AND [2]COPY(IES) INDICATING THIS L/C NO. AND CONTRACT NO. 1786644-12
☒	PHOTOCOPIES of original BL of lading made out to the order of ING Belgium , Brussels, Geneva Branch marked freight prepaid.
☐	AIR WAYBILLS SHOWING " FREIGHT PREPAID " AND CONSIGNED TO Receiver
☐	RAILWAY BILLS SHOWING " FREIGHT PREPAID " AND CONSIGNED TO Receiver
☐
FULL SET (INCLUDED [__] ORIGINAL(S) AND [__]COPY(IES))OF INSURANCE POLICY/CERTIFICATE FOR 110% OF THE INVOICE VALUE, SHOWING CLAIMS PAYABLE IN CHINA, IN CURRENCY OF THE L/C, BLANK ENDORSED, COVERING([ ☒] OCEAN MARINE TRANSPORTATION/[ ☐ ]AIR TRANSPORTATION/[ ☐ ]OVER LAND TRANSPORTATION) ☐ ICC（A）/  ☒ ALL RISKS（CIC）AND WAR RISKS.

☐	WEIGHT MEMO/PACKING LIST IN [ ] ORIGINAL AND [ ] COPIES ISSUED BY ______ INDICATING QUANTITY, GROSS AND NET WEIGHTS OF EACH PACKAGE AND PACKING CONDITIONS AS CALLED FOR BY THE L/C.
☒	CERTIFICATE OF QUANTITY/WEIGHT IN [1] ORIGINAL AND [2] COPIES issued by CHINA INSPECTION AND QUARANTINE AT ZHOUSHAN.

☒	CERTIFICATE OF QUALITY IN [1] ORIGINAL AND [2] COPIES ISSUED BY INSPECTOR AT LOADPORT
☐	BENEFICIARY’S CERTIFIED COPY OF FAX/TELEX DISPATCHED TO THE APPLICANT WITHIN [] DAYS AFTER SHIPMENT ADVISING [ ☐ ] NAME OF VESSEL/[ ☐ ] FLIGHT NO./[ ☐ ] WAGON NO.
DATE, QUANTITY, WEIGHT AND VALUE OF SHIPMENT.
☐	CERTIFICATE OF ORIGIN IN [] ORIGINAL AND [] COPIES.
☐	OTHER DOCUMENTS, IF ANY:

ADDITIONAL INSTRUCTION (Please choose from the following. If none is applicable, please fill in at OTHER TERMS):
☒	THE CREDIT IS SUBJECT TO UCP600.
☒
BENEFICIARY’S CERTIFICATE CONFIRMING THEIR ACCEPTANCE OR REJECTION OF THE AMENDMENTS ISSUED UNDER THIS L/C QUOTING THE RELEVANT AMENDMENT NUMBER IS REQUIRED FOR PRESENTATION UNDER THIS L/C. SUCH CERTIFICATE IS NOT REQUIRED IF NO AMENDMENT HAS BEEN ISSUED UNDER THIS L/C.

☒	ALL BANKING CHARGES OUTSIDE THE OPENING BANK ARE FOR BENEFICIARY’S ACCOUNT.
☐	DOCUMENTS MUST BE PRESENTED WITHIN _____ DAYS AFTER THE DATE OF SHIPMENT BUT WITHIN THE VALIDITY OF THIS CREDIT.
☐	THIRD PARTY AS SHIPPER IS NOT ACCEPTABLE.
☐	SHORT FORM/BLANK BACK B/L IS NOT ACCEPTABLE.
☒	BOTH QUANTITY AND AMOUNT MORE OR LESS ARE ALLOWED.
☒	ALL DOCUMENTS TO BE FORWARDED IN ONE COVER, UNLESS OTHERWISE STATED ABOVE.
☒	OTHER TERMS, IF ANY:
☒	DOCUMENTS MUST BE PRESENTED LATER THAN 10 DAYS AFTER SHIPMENT DATE BUT WITHIN THE VALIDITY OF THIS CREDIT.
☒	THIRD PARTY DOCUMENTS EXCEPT INVOICE, DRAFT AND LETTER OF INDEMNITY ARE ACCEPTABLE.
☒	TYPING ERRORS AND SPELLING MISTAKES IS ACCEPTABLE EXCEPT FOR QUANTITY, UNIT PRICE AND INVOICE VALUE.
☒	DOCUMENTS ISSUED EARLIER THAN L/C ISSUING DATE IS ACCEPTABLE.
☒	UNDERDRAWING OF L/C VALUE IS ACCEPTABLE.
☒	CHARTER PARTY B/L AND TANKER BILL OF LADING ARE ACCEPTABLE.
☒	QUANTITY INDICATED IN CERTIFICATE OF QUALITY (IF ANY) DIFFERENT FROM CERTIFICATE OF QUANTITY/WEIGHT IS ACCEPTABLE
☒	PHOTOCOPIES IN LIEU OF COPY DOCUMENTS ARE ACCEPTABLE.
☒	COPY OF CERTIFICATE OF QUANTITY/WEIGHT ISSUED BY CHINA INSPECTION AND QUARANTINE AT ZHOUSHAN TO BE ACCEPTED AS PRESENTED.
☒	QUANTITY SHOW ON B/L DIFFERENT FROM CERTIFICATE OF QUANTITY/WEIGHT IS ACCEPTABLE.
☒	FOR TRANSPORTATION TO ZHOUSHAN FOR ORDERS IS ACCEPTABLE.
☒	IN THE EVENT THAT THE ABOVE DOCUMENTS IN DOUMENTS REQUIRED ARE UNAVAILABLE AT THE TIME OF PRESENTATION, PAYMENT WILL BE MADE AT MATURITY AGAINST THE FOLLOWING DOCUMENTS:

A.	BENEFICIARY’S SIGNED COMMERCIAL INVOICE
B.	COPY OF CERTIFICATE OF QUANTITY/WEIGHT ISSUED BY CHINA INSPECTION AND QUARANTINE AT ZHOUSHAN.
C.	BENEFICIARY’S LETTER OF INDEMNITY ISSUED IN THE FOLLOWING FORMAT:

QUOTE

LETTER OF INDEMNITY

DATE:
TO: NINGBO KEYUAN PLASTICS CO., LTD.
RE:...MTS OF...
SHIPPED PER MT...
BILL OF LADING DATED...
L/C NO...ISSUED BY...DATED...

IN CONSIDERATION OF YOUR PAYING US THE SUM OF...USD BEING THE PURCHASE PRICE OF THE ABOVE MENTIONED GOODS WITHOUT HAVING IN HAND THE ORIGINAL SHIPPING DOCUMENTS, WE HEREBY GUARANTEE UNCONDITIONALLY AND IRREVOCABLY TO INDEMNIFY YOU AGAINST ANY AND ALL DAMAGES, LOSSES, LIABILITIES, COSTS, COUNSEL FEES AND ANY OTHER EXPENSES INCLUDING BUT NOT LIMITED TO ANY CLAIMS OR DEMANDS WHICH MAY BE MADE BY THE CARRIER, CONSIGNEE, CONSIGNOR OR ANY HOLDER OR TRANSFEREE OF THE ORIGINAL SHIPPING DOCUMENTS OR BY ANY THIRD PARTY CLAIMING AN INTEREST OR LIEN IN THE CARGO OR PROCEEDS WHICH MAY ARISE OUT OF OUR FAILURE TO PROVIDE THE ABOVE MENTIONED ORIGINAL DOCUMENTS.

WE MERCURIA ENERGY TRADING PTE LTD. HEREWITH UNDERTAKE IRREVOCABLY TO DELIVER ONLY TO...(APPLICANT) ORIGINAL SHIPPING DOCUMENTS COVERING THE CARGO OF ...METRIC TONS OF...(PRODUCT NAME)

WE MERCURIA ENERGY TRADING PTE LTD. HEREBY EXPRESSLY WARRANT,THAT WE HAVE THE FULL RIGHT AND UNENCUMBERED AUTHORITY TO TRANSFER SUCH TITLE AND TO EFFECT DELIVERY OF THE FUEL OIL TO...(APPLICANT)

OUR OBLIGATION TO INDEMNIFY YOU IS OF COURSE SUBJECT TO THE CONDITION THAT YOU SHALL GIVE US PROMPT NOTICE OF THE ASSERTION OF ANY CLAIM(S) AND FULL OPPORTUNITY TO CONDUCT THE DEFENCE THEREOF AND THAT YOU SHALL NOT SETTLE ANY SUCH CLAIM(S) WITHOUT OUR WRITTEN APPROVAL, UNLESS IN CASE OF ALLEGED NEGLIGENCE ON OUR SIDE WHICH COULD RESULT IN A DETRIMENT TO YOUR INTERESTS.

THIS LETTER OF INDEMNITY SHALL BE GOVERNED BY THE SAME LAWS AND JURISDICTION AS THAT CONTAINED IN THE SALES CONTRACT BETWEEN... (APPLICANT)AND MERCURIA ENERGY TRADING PTE LTD FOR THE AFOREMENTIONED CARGO.

THIS LETTER OF INDEMNITY SHALL EXPIRE UPON OUR TENDERING THE FULL SET OF SHIPPING DOCUMENTS TO...(APPLICANT)

YOURS FAITHFULLY,

MERCURIA ENERGY TRADING PTE LTD.
UNQUOTE.

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phone：0574-86232932

account：810735036108091001